JOHNSONFAMILY FUNDS


                    Supplement dated December 10, 2002 to the
           Statement of Additional Information dated February 28, 2002


          This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.


          The text of non-fundamental investment restriction no. 2 on Page 3 of the Statement of Additional Information has been deleted and replaced with the following:

          2. The Funds will not purchase securities of other investment companies except: (a) as a part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund's net assets would be invested in shares of registered investment companies.


          The references to Mr. George A. Balistreri on Pages 21 and 24 have been deleted as Mr. Balistreri is no longer an officer of the Adviser or the Corporation.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.